                                                                   EXHIBIT 10.25


                             FIFTH AMENDMENT TO THE
                     AMENDED AND RESTATED CREDIT AGREEMENT

         FIFTH AMENDMENT, dated as of March 17, 2000 (the "Amendment"), to the Amended and Restated Credit Agreement, dated as of February 12, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among INTERNATIONAL WIRE GROUP, INC., a Delaware corporation (the "Borrower"), INTERNATIONAL WIRE HOLDING COMPANY, a Delaware corporation ("Holdings"), CAMDEN WIRE CO., INC., a New York corporation ("Camden"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent"), and BANKERS TRUST COMPANY, as documentation agent for the Lenders thereunder (in such capacity, the "Documentation Agent"). Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.

                                   WITNESSETH:


         WHEREAS, the Borrower, Holdings, the Lenders, the Administrative Agent and the Documentation Agent are parties to the Credit Agreement; and

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement, as more fully described herein; and

         WHEREAS, the Administrative Agent and the Lenders are willing to amend such provisions of the Credit Agreement, but only upon the terms and subject to the conditions set forth herein;

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

         1. Amendments to Section 1.1.

                  (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

                  "'WHB Sale': the sale to Viasystems Group, Inc. or one of its subsidiaries in exchange for consideration of approximately $210 million in cash, of all of the outstanding shares of Wirekraft Industries, Inc., which embodies the business of manufacturing and assembling wire harness products."

                  "'Supply Agreement': a supply agreement entered into between Holdings or one of its Subsidiaries and Viasystems Group, Inc. or one of its Subsidiaries providing for the supply of wire harness products."

                  (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Interest Rate Agreement" in its entirety and substituting in lieu thereof the following new definition:

                  "'Interest Rate Agreement': any interest rate protection agreement, interest rate, commodity or currency future, interest rate option, interest rate cap or other interest rate, commodity or currency hedge arrangement, to or under which Holdings or its Subsidiaries is a party or a beneficiary on the date hereof or becomes a party or a beneficiary after the date hereof."

                  (c) Section 1.1 of the Credit Agreement is hereby amended by adding the following language after the word "year" at the end of clause (ix) in the definition of "Excess Cash Flow":

                  "; provided that increases or decreases in Consolidated Working Capital as a result of an acquisition or disposition of any business or assets shall be excluded from the calculation of Excess Cash Flow"

         2. Amendment to Section 1. Section 1 of the Credit Agreement is hereby amended by inserting the following new Section 1.3 at the end thereof:

                  "1.3 Construction. For the purposes of computing the covenants contained in Section 8.1 hereunder, as of the end of any fiscal quarter of any fiscal year, all components of such financial covenants for the four fiscal quarter period ending at the end of such fiscal quarter shall include or exclude, as the case may be, without duplication, such components of such financial covenants attributable to any business or assets that have been acquired or disposed of by the Borrower or any of its Subsidiaries (including through acquisitions permitted under this Agreement) after the first day of such four fiscal quarter period and prior to the end of such period, as determined in good faith by the Borrower on a pro forma basis for such period as if such acquisition or disposition had occurred on the first day of such period (including, as permitted under GAAP or Regulation S-X of the Securities and Exchange Commission, cost savings that would have been realized had such acquisition or disposition occurred on such day). For purposes of computing the financial covenant contained in Section 8.1(a) (and any financial calculations required to be made or included within such financial covenant), there shall not be included any pro forma Consolidated EBITDA or cash interest expense attributable to any business or assets acquired prior to the date of such acquisition."

         3. Amendment to Section 2.12(b). The Credit Agreement is hereby amended by deleting Section 2.12(b) in its entirety and substituting in lieu thereof the following new Section 2.12(b):

                  "(b) Unless the Required Lenders (and Tranche A Term Loan Lenders and Tranche B Term Loan Lenders having in the aggregate at least a majority of the outstanding Term Loans) and the Borrower shall otherwise agree, if the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from (i) any Asset Sale (excluding the

         WHB Sale, but including the sale and leaseback of assets and any sale of accounts receivable in connection with a receivable financing transaction) such Net Cash Proceeds shall, on the first Business Day after receipt, be applied toward the prepayment of the Loans and reduction of Commitments as set forth in paragraph (d) of this subsection 2.12 and (ii) the WHB Sale, only that portion of the Net Cash Proceeds received therefrom which is equal to the aggregate unpaid principal amount of the Term Loans shall be required to be applied toward the prepayment of such Term Loans and any excess thereof shall be returned to the Borrower; provided that, in the case of the WHB Sale, any Tranche A Term Loan Lender may decline its prepayment by giving prior notice to the Administrative Agent and the Borrower of its determination to do so (and, if any such notice is given, the Tranche A Term Loans of such Tranche A Term Loan Lender shall remain outstanding), and any prepayment so declined shall be returned to the Borrower.

         4. Amendment to Section 8.1. Section 8.1(b) is hereby amended by deleting the portion of the table set forth therein covering the periods below and inserting in lieu thereof the following:

                  "2000             1st     76,500,000
                                    2nd     77,500,000
                                    3rd     78,500,000
                                    4th     79,500,000

                  2001              1st     80,500,000
                                    2nd     82,000,000
                                    3rd     83,000,000
                                    4th     84,000,000

                  2002              1st     85,500,000
                                    2nd     86,500,000
                                    3rd     87,500,000
                                    4th     88,500,000

                  2003              1st     90,000,000
                                    2nd     91,500,000
                                    3rd     92,500,000
                                    4th     93,500,000"

         5. Amendment to Section 8.6. Section 8.6 of the Credit Agreement is hereby amended by (a) deleting "and" from the end of clause (h) thereof; (b) deleting the period at the end of clause (i) thereof and replacing it with "; and"; and (c) adding the following new clause (j) at the end thereof:

                  "(j) the WHB Sale."

         6. Amendment to Section 8.11. Section 8.11 is hereby amended by (a) deleting the word "and" at the end of clause (iii) therein, (b) deleting the period at the end of clause (iv) therein and inserting in lieu thereof "; and"; and (c) inserting the following new clause at the end thereof:

                  "(v) the Supply Agreement."

         6. Conditions to Effectiveness of this Amendment. This Amendment shall become effective on and as of the date of the WHB Sale upon the satisfaction of the following conditions precedent:

         (a) Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Borrower, Holdings and Camden and by the Revolving Credit Lenders the Revolving Credit Commitment Percentages of which are at least a majority and any Term Loan Lender remaining after giving effect to the prepayment of the Term Loans.

         (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the transactions contemplated herein.

         (c) Representations and Warranties. Each of the representations and warranties made by the Credit Parties and their Subsidiaries in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty which is expressly made as of an earlier date, which representation and warranty shall have been true and correct in all material respects as of such earlier date.

         7.  Miscellaneous.

         (a) Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force in effect.

         (b) Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         (c) Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (d) Integration. This Amendment and the other Loan Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by


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                                                                               5

the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         (e) GOVERNING LAW. THIS AMENDMENT AND ANY NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

               [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                    INTERNATIONAL WIRE GROUP, INC.,
                                      as Borrower


                                    By: /s/ DAVID M. SINDELAR
                                       -----------------------------
                                       Name: David M. Sindelar
                                       Title:

                                    INTERNATIONAL WIRE HOLDING
                                    COMPANY, as Guarantor


                                    By: /s/ DAVID M. SINDELAR
                                       -----------------------------
                                       Name: David M. Sindelar
                                       Title:

                                    CAMDEN WIRE CO., INC.


                                    By: /s/ DAVID M. SINDELAR
                                       -----------------------------
                                       Name: David M. Sindelar
                                       Title:

                                    THE CHASE MANHATTAN BANK, as
                                      Administrative Agent and as a Lender,
                                      as Swing Line Lender and as Issuing Lender


                                    By: /s/ JONATHAN E. TWICHELL
                                       -----------------------------
                                       Name: Jonathan E. Twichell
                                       Title: Vice President

                                    BANKERS TRUST COMPANY, as
                                      Documentation Agent and as a Lender


                                    By: /s/ VICTORIA MUNSELL
                                       -----------------------------
                                       Name: Victoria Munsell
                                       Title: Managing Director

                                    ABN AMRO BANK N.V.


                                    By: /s/ LAURIS D. FLOM
                                       -----------------------------
                                       Name: Lauris D. Flom
                                       Title: Group Vice President

                                    By: /s/ THOMAS M. TOERPE
                                       -----------------------------
                                       Name: Thomas M. Toerpe
                                       Title: Vice President

                                    THE BANK OF NEW YORK


                                    By:
                                       -----------------------------
                                       Name:
                                       Title:

                                    BANK OF SCOTLAND


                                    By: /s/ ANNE GLYNN
                                       -----------------------------
                                       Name: Anne Glynn
                                       Title: Senior Vice President

                                    BANK OF TOKYO-MITSUBISHI


                                    By: /s/ [ILLEGIBLE]
                                       -----------------------------
                                       Name: [Illegible]
                                       Title: Vice President


                                    CITY NATIONAL BANK


                                    By:
                                       -----------------------------
                                       Name:
                                       Title:


                                    CREDIT AGRICOLE INDOSUEZ


                                    By: /s/ CHARLES HIATT
                                       -----------------------------
                                       Name: Charles Hiatt
                                       Title: Vice President
                                              Manager

                                    By: /s/ [ILLEGIBLE]
                                       -----------------------------
                                       Name: [Illegible]
                                       Title: Vice President
                                              Senior Relationship
                                              Manager

                                    EATON VANCE


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    FIRST UNION NATIONAL BANK N.C.


                                    By: /s/ THIERRY A. RIEK
                                       -----------------------------------------
                                       Name: Thierry A. Riek
                                       Title: Vice President and Director


                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By: /s/ GREGORY HONG
                                       -----------------------------------------
                                       Name: Gregory Hong
                                       Title: Duly Authorized Signatory

                                    HELLER FINANCIAL, INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    IMPERIAL BANK

                                    By: /s/ RENEE FISHER
                                       -----------------------------------------
                                       Name: Renee Fisher
                                       Title: Assistant Vice President

                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                    By: /s/ TAKUYA HONJO
                                       -----------------------------------------
                                       Name: Takuya Honjo
                                       Title: Deputy General Manager


                                    INVESCO


                                    By: /s/ KATHLEEN A. LENARCIC
                                       -----------------------------------------
                                       Name: Kathleen A. Lenarcic
                                       Title: Authorized Signatory


                                    THE MITSUBISHI TRUST AND BANKING CORPORATION


                                    By: /s/ BEATRICE E. KOSSODO
                                       -----------------------------------------
                                       Name: Beatrice E. Kossodo
                                       Title: Senior Vice President


                                    NATEXIS BANQUE BFCE

                                    By: /s/ GARY KANIA
                                       -----------------------------------------
                                       Name: Gary Kania
                                       Title: Vice President

                                    By: /s/ FRANK H. MADDEN
                                       -----------------------------------------
                                       Name: Frank H. Madden
                                       Title: Vice President and Group Manager



                                    PARIBAS CAPITAL FUNDING LLC


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    TCW ASSET MANAGEMENT COMPANY, as
                                      Attorney-in-Fact for Integon Life
                                      Insurance Corporation


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    TCW ASSET MANAGEMENT COMPANY, as
                                      Attorney-in-Fact for Occidental Life
                                      Insurance Company of North Carolina


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    TCW ASSET MANAGEMENT COMPANY, as
                                      Attorney-in-Fact for Pennsylvania Life
                                      Insurance Company


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    TCW ASSET MANAGEMENT COMPANY, as
                                      Attorney-in-Fact for United Companies Life
                                      Insurance Company


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    VAN KAMPEN PRIME RATE INCOME TRUST
                                      By: Van Kampen Investment Advisory Corp.

                                    By: /s/ DARVIN D. PIERCE
                                       -----------------------------------------
                                       Name: Darvin D. Pierce
                                       Title: Vice President

                                    VAN KAMPEN CLO I, LIMITED
                                      By: Van Kampen Management, Inc., as
                                      Collateral Manager

                                    By: /s/ DARVIN D. PIERCE
                                       -----------------------------------------
                                       Name:  Darvin D. Pierce
                                       Title: Vice President

                                    VAN KAMPEN SENIOR INCOME TRUST
                                      By: Van Kampen Investment Advisory Corp.

                                    By: /s/ DARVIN D. PIERCE
                                       -----------------------------------------
                                       Name:  Darvin D. Pierce
                                       Title: Vice President

                                    CAPTIVA II FINANCE LTD.


                                    By: /s/ JOHN CULLINANE
                                       -----------------------------------------
                                       Name:   John Cullinane
                                       Title:  Director

                                    KZH CRESCENT LLC


                                    By: /s/ SUSAN LEE
                                       -----------------------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent


                                    KZH CRESCENT-3 LLC


                                    By: /s/ SUSAN LEE
                                       -----------------------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent

                                    SEQUILS I, LTD.
                                      By: TCW Advisors, Inc., as its Collateral
                                          Manager

                                    By: /s/ JUSTIN L. DRISCOLL
                                       -----------------------------------------
                                       Name:  Justin L. Driscoll
                                       Title: Senior Vice President

                                    By: /s/ JONATHAN R. INSULL
                                       -----------------------------------------
                                       Name:  Jonathan R. Insull
                                       Title: Vice President


                                    UNITED OF OMAHA LIFE INSURANCE CO.
                                      By: TCW Asset Management Company, its
                                          Investment Manager

                                    By: /s/ JONATHAN R. INSULL
                                       -----------------------------------------
                                       Name:  Jonathan R. Insull
                                       Title: Vice President